DRIEHAUS MUTUAL FUNDS
Driehaus International Equity Yield Fund
Supplement dated May 13, 2008
Prospectus dated May 1, 2008
On May 12, 2008, the Board of Trustees of Driehaus Mutual Funds approved an Agreement and Plan of Reorganization (the “Plan”) under which the assets of Driehaus International Equity Yield Fund would be combined with those of Driehaus International Discovery Fund. The Plan requires approval by a majority of the shareholders of Driehaus International Equity Yield Fund, and will be submitted to shareholders for their consideration at a meeting to be held in September 2008. To assist shareholders in considering the Plan, shareholders will receive a combined proxy statement/prospectus that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed by the end of the third quarter of 2008. As a result, the Driehaus International Equity Yield Fund will be closed to new investors as of June 1, 2008.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
For more information, please call the Driehaus Mutual Funds at (800) 560-6111.